                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     /X/ Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                          SOUTHERN MINERAL CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                          SOUTHERN MINERAL CORPORATION
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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










                                PRELIMINARY COPY


                          SOUTHERN MINERAL CORPORATION
                             500 Dallas, Suite 2800
                           Houston, Texas 77002-4708
                                  713/658-9444



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held May 15, 1996




     Notice is hereby given that the annual meeting of stockholders of Southern Mineral Corporation, (the "Company"), will be held on Wednesday, May 15, 1996, at 8:30 a.m., Houston time, at The DoubleTree Hotel, 400 Dallas, Houston, Texas, for the following purposes:

     1. To elect a Board of nine directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

     2.   To approve the adoption of the Company's 1996 Stock Option Plan;

     3. To approve the adoption of the Company's 1996 Employee Stock Purchase Plan;

     4. To approve an amendment to the Company's Articles of Incorporation pursuant to which the number of shares of the Company's authorized common stock, par value $.01 per share, would be increased to 20,000,000;

     5. To appoint Grant Thornton LLP as auditors of the Company for the year ending December 31, 1996; and

     6. To consider and act upon such other business as may properly be presented to the meeting or any adjournment thereof.

     A record of stockholders has been taken as of the close of business on March 22, 1996, and only those stockholders of record on that date will be entitled to notice of and to vote at the meeting or any adjournment thereof. All stockholders of the Company are invited to attend the meeting. The Board of Directors, however, requests that you promptly sign, date and mail the enclosed proxy, even if you plan to be present at the meeting. If you attend the meeting, you can either vote in person or by your proxy. Please return your proxy in the enclosed, postage-paid envelope.

                                        By order of the Board of Directors,



                                        MARGIE EWALD
                                        Assistant Secretary

April __, 1996

                                PRELIMINARY COPY


                          SOUTHERN MINERAL CORPORATION
                             500 Dallas, Suite 2800
                           Houston, Texas 77002-4708
                                  713/658-9444


                                PROXY STATEMENT

         This Proxy Statement and the enclosed proxy are being mailed to stockholders of Southern Mineral Corporation, a Nevada corporation (the "Company"), commencing on or about April 20, 1996. The Company's Board of Directors is soliciting proxies to be voted at the Company's annual meeting of stockholders to be held in Houston, Texas on Wednesday, May 15, 1996 and at any adjournment thereof, for the purposes set forth in the accompanying notice.
The shares covered by a proxy, if such is properly executed and received prior to the meeting, will be voted in accordance with the directions specified thereon regarding election of directors, adoption of the 1996 Stock Option Plan, adoption of the 1996 Employee Stock Purchase Plan, proposed amendment to the Company's Articles of Incorporation to increase authorized common stock, appointment of Grant Thornton LLP as auditors, and with respect to any other matters which may properly come before the meeting, in accordance with the judgment of the persons designated as proxies. A proxy may be revoked at any time before it is exercised by giving written notice to, or filing a duly executed proxy bearing a later date with, the Secretary of the Company, or by voting in person at the meeting. Management expects that the only matters to be presented for action at the meeting will be the election of directors, approval of adoption of the 1996 Stock Option Plan and 1996 Employee Stock Purchase Plan, approval of the proposed amendment to the Company's Articles of Incorporation to increase authorized common stock, and appointment of Grant Thornton LLP as auditors.

         At the close of business on March 22, 1996, the record date for determining the stockholders entitled to notice of and to vote at the meeting (the "Record Date"), there were outstanding and entitled to vote 6,552,519 shares of the Company's common stock, par value $.01 per share ("Common Stock"). Each share of Common Stock entitles the holder to one vote on all matters presented at the meeting.

         The Company will bear the costs of soliciting proxies in the accompanying form. In addition to solicitations by mail, a number of regular employees of the Company may solicit proxies in person or by telephone.

                             ELECTION OF DIRECTORS

NOMINEES

         At the meeting, nine nominees are to be elected to the Company's Board of Directors, each director to hold office until the next annual meeting of stockholders and until his successor is elected and qualified. Unless your proxy specifies otherwise or withholds authority to vote for one or more nominees named thereon and described below, it is intended that the shares represented by your proxy will be voted for the election of these nine nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee should become unavailable for election, your proxy may be voted for a substitute nominee selected by the Board, or the Board may be reduced accordingly. The Board is unaware of any circumstances likely to render any nominee unavailable.

      Director Nominee          Director Since    Age          Position
- -----------------------------   --------------    --- ---------------------------
B. Travis Basham  . . . . .          1995         57           Director

Thomas R. Fuller  . . . . .          1995         48           Director

Robert R. Hillery . . . . .          1993         67           Director

E. Ralph Hines, Jr. . . . .          1985         67           Director

Howell H. Howard  . . . . .          1960         68   Director and Chairman of
                                                        the Board of Directors

Steven H. Mikel . . . . . .          1995         44    Director, President and
                                                       Chief Executive Officer,
                                                         and Acting Principal
                                                       Financial and Accounting
                                                                Officer

James E. Nielson  . . . . .          1993         65           Director

Donald H. Wiese, Jr.  . . .          1995         54           Director

Spencer L. Youngblood . . .          1995         50           Director

         Mr. Basham has been, since 1988, Manager of four Texas general partnerships operating under the Diverse name, all of which are engaged in the oil and gas acquisition, exploitation and production business (collectively the "Diverse Partnerships"), and since 1992 has served as President of Venucot, Inc., an oil and gas production and management company.

         Mr. Fuller has been, since 1990, Manager of certain of the Diverse Partnerships and since 1980, has been President of Wyogram Oil Company which is engaged in the oil and gas production business.

         Mr. Hillery has served as President and Chief Executive Officer of The Links Group, Inc. ("LGI") since 1993. During the period from 1984 until 1992, Mr. Hillery was Director and President of Gulf Exploration Consultants, Inc. ("GEC"). Both LGI and GEC are engaged in oil and gas exploration. He also has been a member of the Board of Trustees of Phillips University since 1982.

         Mr. Hines has been a Partner of Moon & Hines, an oil and gas exploration partnership, since 1972. He also has held, for more than six years, the positions of Director and Vice President of Moon-Hines-Tigrett Operating Co., Inc., an oil and gas operating company.

         Mr. Howard has been Trustee of the Ehlco Liquidating Trust since January 1989 and was Chairman of the Board of Edward Hines Lumber Co. from 1981 until its liquidation in January 1989. He has served as Chairman of the Board of the Company since July 1981.

         Mr. Mikel has been the Company's President and Chief Executive Officer since January 1995, and its acting principal financial and accounting officer since July 1995. From May 1993 until December 1994 he was an independent consultant in the oil and gas industry. Mr. Mikel served as Managing Director of Resource Investors Management Company, an oil and gas investment management company, from October 1985 until April 1993.

         Mr. Nielson has held the position of President and Chief Executive Officer of Nielson & Associates, Inc. since 1992. From 1979 through 1992, Mr. Nielson was President and Chief Executive Officer of JN Oil and Gas, an oil and gas exploration company. He has served as Director of the American Petroleum Institute, Rocky Mountain Oil and Gas Association and Shoshone First Bank since 1974, 1989 and 1992, respectively. Mr. Nielson has been President of Rocky Mountain Oil and Gas Association since 1993.

         Mr. Wiese has been Manager, since 1988, of the Diverse Partnerships and since 1980, has been President of Heathery Resources, Inc., an oil and gas consulting company.

         Mr. Youngblood has been Manager of certain of the Diverse Partnerships since 1990 and President of Kona, Inc., an oil and gas production company, since 1992.

BOARD AND COMMITTEE ACTIVITY, STRUCTURE AND COMPENSATION

         The Company's operations are managed under the broad supervision and direction of the Board of Directors, which has the ultimate responsibility for the establishment and implementation of the Company's general operating philosophy, objectives, goals and policies. Pursuant to delegated authority, certain Board functions are discharged by three of the Board's standing committees, the Audit, Compensation and Nominating Committees. During the fiscal year ended December 31, 1995, the Company's Board of Directors held seven meetings. In 1995, each incumbent member of the Board except Messrs. Basham and Youngblood attended or participated in at least 75% of the aggregate number of (i) Board meetings and (ii) committee meetings held by all committees of the Board on which he served.

         The Audit Committee recommends to the Board the independent accountants of the Company, reviews the Company's annual report on Form 10-KSB, reviews the Company's internal controls and accounting operations, and reviews any transactions of the Company in which management or controlling persons of the Company have an interest. Other matters which the Audit Committee reviews with the Company's independent accountants include financial policies and practices; the arrangement, scope and results of the annual audit; and the independent accountants' findings and recommendations relating to the Company's accounting practices, internal controls and accounting procedures. The Audit Committee held one meeting during 1995. Its current members are B. Travis Basham, Robert R. Hillery, James E. Nielson and Spencer L. Youngblood.
Members of the Audit Committee for 1996 will be selected by the Board following the annual stockholders' meeting.

         The Compensation Committee is responsible for formulating and adopting or recommending to the Board executive compensation plans and policies, including those relating to incentive compensation and benefits. This Committee also supervises the administration of all employee benefit and executive compensation programs, including the establishment of specific criteria against which executive officers' annual performance-based compensation is measured. Compensation Committee decisions regarding aggregate executive compensation, corporate performance goals relating to incentive compensation, and the Chief Executive Officer's compensation are subject to approval by the Company's Board. The Compensation Committee held one meeting during 1995. Its current members are Robert R. Hillery, E. Ralph Hines, Jr., Howell H. Howard and Donald H. Wiese, Jr. Members of the Compensation Committee for 1996 will be selected by the Board following the annual stockholders' meeting.

         The Nominating Committee is responsible for considering and nominating candidates for election as directors. This Committee will consider nominees submitted by stockholders. Stockholders who wish to suggest individuals for possible future consideration for Board positions should direct recommendations to the Nominating Committee at the Company's principal offices. The Nominating Committee held one meeting during 1995. Its current members are Howell H. Howard, Thomas R. Fuller, James E. Nielson and Spencer L. Youngblood. Members of the Nominating Committee for 1996 will be selected by the Board following the annual stockholders' meeting.

         On March 30, 1995, the Board of Directors adopted the 1995 Non-Employee Director Compensation Plan ("Director Plan"). The Director Plan was approved by the Company's stockholders at the May 17, 1995 annual meeting and is effective through March 1997. Under the Director Plan during 1995, each non-employee director of the Company was issued 1,000 shares of Common Stock for each of the two Board meetings he attended after March 30, 1995 which were not held by telephone conference. No retainer or other compensation for serving as a director of the Company was paid during 1995 or is expected to be paid during the term of the Director Plan. The Company also reimburses each director for his actual and necessary expenses reasonably incurred in connection with attending meetings of the Board and its committees.

                             1996 STOCK OPTION PLAN

         On February 22, 1996, the Board of Directors adopted the 1996 Stock Option Plan (the "Option Plan") subject to approval by the Company's stockholders. The purpose of the Option Plan is to provide key employees of the Company and its subsidiaries a continuing proprietary interest in the Company, with a view to increasing the interest in the Company's welfare of those personnel who share primary responsibility for the Company's management and growth. Approximately 15 employees, including officers (whether or not they are directors), are currently eligible to participate in the Option Plan. The Company's non-employee directors will not be eligible to participate in the Option Plan.

         Pursuant to the Option Plan, the Company may grant options exercisable for up to 300,000 shares of Common Stock. If any outstanding option expires, terminates or is canceled for any reason, the shares of Common Stock subject to the unexercised portion of such option become available for new option grants. The Option Plan provides for proportionate adjustments in the number of shares of Common Stock available to be issued thereunder, and the number of shares and exercise prices of outstanding options for subdivisions or consolidations of, or stock dividends on Common Stock effected by the Company without receipt of consideration.

         The two types of options which may be granted under the Option Plan are nonqualified options and incentive options. As outlined below, the differences between the options are based upon their federal income tax consequences.

         Tax Consequences of Nonqualified Options. An optionee does not recognize any income for federal tax purposes at the time a nonqualified option is granted, and the Company is not then entitled to a deduction. When any part of a nonqualified option is exercised, the optionee recognizes ordinary income in an amount equal to the difference between the fair market value of the shares on the exercise date and the exercise price of the nonqualified option, and the Company generally recognizes a tax deduction in the same amount. An optionee generally recognizes capital gain or loss on disposition of shares acquired by exercising a nonqualified option. The optionee's tax basis in such shares equals the fair market value of the stock at exercise. If the stock is sold at a loss, an optionee may be limited in the amount of loss that is currently deductible.

         If all or any part of the exercise of a nonqualified option is paid by an optionee with shares of Common Stock (including shares previously acquired on the exercise of any options), no gain or loss will be recognized on the shares surrendered on payment. The number of shares received on such exercise of the nonqualified option equal to the number of shares surrendered will have the same basis and holding period, for purposes of determining whether subsequent dispositions result in long-term or short-term capital gain or loss, as the basis and holding period of the shares surrendered. The balance of the shares received on such exercise will be treated for federal income tax purposes as described in the preceding paragraph as though issued on the exercise of the nonqualified option for an exercise price equal to the consideration, if any, paid by the optionee in cash. The optionee's compensation, which is taxable as ordinary income on such exercise, and the Company's deduction will not be affected by whether the exercise price is paid in cash or in shares of Common Stock. However, gain on the stock transferred to exercise the nonqualified option is deferred.

         Tax Consequences of Incentive Options. An optionee does not recognize any income for federal tax purposes when an incentive stock option is granted or upon its qualified exercise. If an optionee does not dispose of the shares acquired by exercising an incentive stock option within two years after its grant and one year after its exercise, the exercise is qualified and the gain or loss (if any) on a subsequent sale will be a long-term capital gain or loss. Such gain or loss is the difference between the sales proceeds and the exercise price of the option covering the stock sold. The Company is not entitled to a tax deduction as the result of the grant or qualified exercise of an incentive stock option.

         If an optionee disposes of shares acquired upon exercise of an incentive stock option within either two years after the date of its grant or one year after its exercise, the disposition is a disqualifying disposition and the optionee will recognize ordinary income in the year of such disposition. The amount of ordinary income recognized equals the excess of the fair market value of shares at the time the incentive stock option was exercised over the exercise price, and the balance of the gain (if any) will be long or short term capital gain depending on whether the shares were disposed more than one year after exercise. If the disqualifying disposition is at a price between the exercise price and fair market value at exercise, the ordinary income is limited to the excess of the amount realized on the disposition over the exercise price. If the disqualifying disposition is at a price below the exercise price, the loss will be long or short term capital loss depending on the optionee's holding period with respect to the disposed shares. The Company generally is entitled to a deduction in the year of the disqualifying disposition in an amount equal to the ordinary income recognized by the optionee as a result of such disposition.

         If all or any part of the exercise of a incentive stock option is paid by an optionee with shares of Common Stock (including shares previously acquired on the exercise of any options), the optionee generally will not recognize any income, gain or loss on the transfer of the surrendered shares. In such case, the basis of the surrendered shares will be allocated to the shares so acquired on exercise of the incentive stock option, and the holding period of the shares so acquired would be determined in a manner prescribed in proposed regulations under the Internal Revenue Code of 1986, as amended ("Code"). However, if the shares of Common Stock used to exercise the incentive stock options were either acquired on the exercise of an incentive stock option or option granted under the Company's 1996 Employee Stock
Purchase Plan (collectively, "Tax Deferred Option Stock"), then such use is a disqualifying disposition as to such stock if the applicable holding periods described in the preceding paragraph are not met. In such event, the optionee would recognize gain or loss on such disqualifying disposition as described in the preceding paragraph.

         The excess of the fair market value of the shares upon exercise of an incentive stock option over the exercise price is a positive adjustment for alternative minimum tax ("AMT") purposes. In addition, the basis of shares acquired through the exercise of an incentive stock option for determining gain or loss for AMT purposes is increased by the amount of the positive AMT adjustment created due to the earlier exercise.

        Administration. The Option Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), so that the grant of options is exempt from the short-swing profit liability provisions of Section 16 of the Exchange Act. Accordingly, the Option Plan must be administered by a committee of disinterested directors within the meaning of Rule 16b-3. The Option Plan also is intended to comply with Section 162(m) of the Code so that the Company can exclude from the $1,000,000 deduction limitation the compensation income attributable to nonqualified stock options granted to the chief executive officer and other four most highly compensated executives (or to incentive options granted to such individuals in the case of a disqualifying disposition). Accordingly, the Option Plan also must be administered by outside directors within the meaning of Section 162(m).

         The Option Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee") whose members currently are Messrs. Hillery, Hines, Howard and Wiese. The Committee will have binding authority to interpret and construe any provision of the Option Plan and to adopt such rules and regulations for administering the Option Plan as it deems necessary. The Company will indemnify each member of the Committee with respect to any action, omission, interpretation or determination made in good faith with respect to the Option Plan.

         The Committee will determine which key employees receive options, the type of options granted and the number of shares subject to each option. The Committee also generally will determine the prices, expiration dates and other terms and conditions with respect to the vesting and exercise of options. Specific terms as to each option grant will be set forth in a written option agreement between the Company and optionee.

         Although the Committee generally has discretion in establishing the exercise price of options, certain limitations apply with respect to nonqualified options granted to certain highly compensated executives and to incentive options. In granting nonqualified options intended to comply with Code Section 162(m), the exercise price must equal the Common Stock's fair market value at the date of grant. In addition, the Option Plan provides that no optionee may be granted options exercisable for more than 100,000 shares of Common Stock during any one fiscal year of the Company.

         Federal tax law limitations also apply to incentive stock option grants. The exercise price of incentive stock options must be at least 100% of the fair market value of the Common Stock on the date the option is granted. Incentive stock options cannot be granted to any employee owning more than 10% of the voting power of all classes of stock of the Company or its subsidiaries unless at the time of grant the option price is at least 110% of the fair market value of the stock subject to the incentive stock option, and such option by its terms expires five years from its grant date. In addition, the aggregate fair market value of the Common Stock subject to any incentive stock option issued under the Option Plan that first becomes exercisable by an optionee in any one calendar year may not exceed $100,000. If any option is granted in excess of this limitation, the option, to the extent of such excess, will be considered a nonqualified stock option.

         Exercise Generally. The purchase price for shares subject to an option generally must be paid in cash in full at the time of exercise. The Committee can permit the purchase price to be paid in whole or in part with an amount of shares of Common Stock having a fair market value equal to the cash amount due.

         An option generally is exercisable during an optionee's lifetime only by him and may not be assigned or transferred except by will or the laws of descent and distribution. No option will be exercisable during the first six months after the date of grant. No option will be exercisable after the earliest to occur of (i) expiration of the exercise period specified in a specific option agreement, (ii) expiration of ten years from the date of grant;
(iii) three months after an optionee's employment terminates for any reason other than cause (as defined in the Option Plan), permanent and total disability (as defined in Section 22(e)(3) of the Code), or death; (iv) one year after an optionee's employment terminates by reason of permanent and total disability or death; or (v) date of actual termination of employment for cause.

         The Option Plan provides that the Company may require a participant to satisfy certain tax withholding requirements by remitting cash to the Company in connection with the exercise of an option. In addition, the Option Plan provides that, at the optionee's election, an unrelated broker-dealer acting on behalf of the optionee may exercise options granted to the optionee under the Plan and immediately sell the shares acquired on account of the exercise to raise funds to pay the option's exercise price and the amount of any withholding tax which may be due on account of the exercise.

         Change of Control, Mergers and Other Transactions. The Committee will have discretion to determine whether to accelerate the vesting of options upon a "change of control" in the Company. Under the Option Plan, a "change of control" occurs when (i) any person becomes (after the effective date of the Option Plan) the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities; (ii) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election cease to constitute a majority of the Board; or (iii) the Board of Directors determines in its sole and absolute discretion that there has been a change in control of the Company.

         If the Company is the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each outstanding option will entitle the optionee to acquire on exercise the securities which a holder of the number of shares of Common Stock subject to such option would have received in such merger or consolidation.

         In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, a merger or consolidation involving the Company in which the Company is not the surviving corporation or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee, in its absolute discretion, has the power to either (i) cancel, effective immediately prior to the occurrence of such event, each option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the optionee an amount in cash, for each share of Common Stock subject to such option, equal to the excess of (A) the value of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such option; or (ii) provide for the exchange of each outstanding option (whether or not then exercisable) for an option on some or all of the property for which such option is exchanged and, incident thereto, make an equitable adjustment in the exercise price of the option, or the number of shares or amount of property subject to the option or, if appropriate, provide for a cash payment to the optionee in partial consideration for the exchange of the option.

         Amendment and Termination. The Option Plan generally terminates on the tenth anniversary of its adoption by the Board of Directors. The Board may at any time suspend or discontinue the Option Plan or revise or amend it in any respect whatsoever, provided, however, that without approval of the holders of a majority of the Company's outstanding securities present in person or by proxy and entitled to vote at an annual or special meeting of stockholders (or such greater percentage as may be required by applicable law or the Company's articles of incorporation), no revision or amendment shall (i) increase the number of shares of Common Stock that may be issued under the Option Plan, (ii) materially increase the benefits accruing to optionees, (iii) materially modify the requirements as to eligibility for participation in the Option Plan, (iv) increase the 100,000 share annual option limitation, (v) extend the term of the Option Plan, or (vi) decrease any authority granted to the Committee under the Option Plan in contravention of Rule 16b-3.

         Certain Securities Law Matters. Transactions under the Option Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Option Plan or action by the Board fails to so comply, such provision or action will be deemed null and void to the extent permitted by applicable law and deemed advisable by the Board. The Company intends to register under the Securities Act of 1933, as amended (the "Securities Act"), the Common Stock reserved for issuance under the Option Plan on a registration statement on Form S-8. The Company intends to file such Form S-8 with the Securities and Exchange Commission after the Company's stockholders approve the Option Plan's adoption, and before any option first becomes exercisable.

        New Plan Benefits. The following table provides information concerning an incentive stock option granted under the Option Plan on February 22, 1996 to the Company's President and Chief Executive Officer:

              NAME AND POSITION                  1996 STOCK OPTION PLAN
              -----------------             ---------------------------------
                                              DOLLAR VALUE  NUMBER OF UNITS
                                              ------------  ---------------
Steven H. Mikel, President and
Chief Executive Officer . . . . . . . . . . .     $0 (1)          10,000

Executive Officers as a group (1 person)  . .     $0 (1)          10,000

Non-Employee Directors as a group
(8 persons) . . . . . . . . . . . . . . . . .       --              --

Non-Executive Officer Employee Group
(2 persons) . . . . . . . . . . . . . . . . .       --              --

(1) The exercise price of this option is $1.50 per share which was the last sales price for the Common Stock on February 21, 1996 as reported in the consolidated reporting system for NASDAQ Small Cap Issues. The options will not be exercisable (i) unless stockholders approve the Option Plan's adoption and (ii) before August 23, 1996.

If the Company's stockholders approve the Option Plan's adoption, Mr. Mikel's incentive stock option will become 100% exercisable for 10,000 shares of Common Stock six months after the date of grant at an exercise price of $1.50 per share. As of April __, 1996, the last sales price of a share of Common Stock, as reported in the consolidated reporting system for NASDAQ Small Cap Issues, was $_._____. This option will expire ten years after the date upon which it was granted.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADOPTION OF THE 1996 STOCK OPTION PLAN.

                       1996 EMPLOYEE STOCK PURCHASE PLAN

         On February 22, 1996, the Company's Board of Directors adopted the 1996 Employee Stock Purchase Plan (the "Purchase Plan"), subject to approval by the Company's stockholders. The Purchase Plan is intended to provide a means by which eligible employees may develop a sense of proprietorship and personal involvement in the Company's development and financial success by providing a method whereby they may voluntarily purchase shares of Common Stock at favorable prices.

         The Purchase Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423 of the Code. The Purchase Plan grants options to purchase shares of Common Stock to those eligible employees who elect to participate in the Purchase Plan ("Participants") through a payroll deduction mechanism. Subject to certain anti-dilution adjustments, the aggregate number of shares of Common Stock for which options may be granted under the Purchase Plan is 300,000.

         Eligible Employees. All employees of the Company (or any of its present or future subsidiaries) are eligible to participate in the Purchase Plan, except certain part-time employees and any employee who, immediately after an option is granted, owns stock (directly or indirectly) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (or its subsidiary corporations). For purposes of applying this 5% requirement, stock which an employee may purchase under any outstanding derivative security is treated as owned by such employee (but only with respect to the employee being tested). Approximately 15 employees of the Company currently are eligible to participate in the Purchase Plan.

        Administration. The Purchase Plan will be administered by a Committee of two or more directors appointed by the Company's Board of Directors ("Board"), each of whom is required to be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act. The Committee is authorized to interpret the Purchase Plan (and all options granted thereunder) and to adopt rules, not inconsistent with the Purchase Plan, to administer the Purchase Plan.

         Grant of Options. Upon approval of the Purchase Plan's adoption by the Company's stockholders, the Company may grant options on January 1 and July 1 of each year ("date of grant") to eligible employees who elect to participate in the Purchase Plan. The term of each option is six months from the date of grant ("Option Period"). The number of options granted to each Participant equals the quotient of (i) the total payroll deductions authorized by each Participant as extended during the full applicable Option Period, divided by
(ii) 85% of the fair market value of the Common Stock as of the date of grant of such option.

         Limitation on Grant of Options. Pursuant to the Code, no Participant may be granted options under the Purchase Plan to the extent such grant would permit the Participant the right to purchase Common Stock under the Purchase Plan (and all other stock purchase plans of the Company and its subsidiary corporations) to accrue at a rate which exceeds $25,000 of fair market value of Common Stock (as of the date of grant) for each calendar year in which any such option is outstanding at any time.

         Payroll Deduction Authorization. Eligible employees participate in the Purchase Plan only by completing a payroll deduction authorization form in the month immediately preceding the date of grant. The payroll deduction authorization form will authorize the Company to deduct a stated percentage from the Participant's eligible compensation on a monthly basis or for each of the Company's pay days (at the Participant's election) and to pay such amount into the Purchase Plan for the Participant's account. The stated percentage may not be less than 2% or greater than 10% of the Participant's eligible compensation, subject to the $25,000 limitation described above. Subject to these limitations, a Participant may reduce his payroll deduction at any time during the Option Period by giving written notice to the Company. "Eligible compensation" means the Participant's base rate of pay or base monthly salary, and does not include incentive compensation, such as, bonuses and overtime.

         Exercise of Options. Except if the Participant gives notice of withdrawal from the Purchase Plan, each Participant is automatically deemed to have exercised his or her option, as of the last day of the Option Period ("date of exercise"), to the extent the balance in the Participant's account is sufficient to purchase, at the Option Price (defined below), whole shares of Common Stock. Any balance remaining in the Participant's account under the Purchase Plan after payment of the aggregate Option Price describe above, is refunded to the Participant in cash. The Company will deliver to the Participant stock certificates representing shares of Common Stock as soon as practicable following the date of exercise of the option. No exercise of fractional shares is permitted.

         The Option Price per share of Common Stock to be paid by each Participant on exercise of his or her option is 85% of the fair market value of the Common Stock as of the date of grant or the date of exercise of such option, whichever is less.

         Right of Withdrawal. Any Participant may withdraw in whole (but not in part) from the Purchase Plan at any time by giving written notice to the Company. Upon such withdrawal, the Company is required to promptly refund to the withdrawing Participant the balance in his or her account under the Purchase Plan. The withdrawal by any Participant shall not affect his or her eligibility to participate again in the Purchase Plan upon the expiration of the Option Period during which the withdrawal occurred; provided, however, that any withdrawing Participant who is subject to Section 16 of the Exchange Act will not again be eligible to participate until six months from the date of his or her withdrawal.

         Termination of Employment. If a Participant's employment is terminated for any reason other than death or eligible retirement, his or her participation in the Purchase Plan terminates as of the date of termination, entitling the Participant solely to a refund of the balance in his or her account under the Purchase Plan.

         If a Participant retires after reaching the age of 65, the Participant may, by written notice to the Company within 90 days of the retirement date, either (i) exercise the Participant's outstanding options as of the retirement date (at an option price equal to 85% of the fair market value per share of Common Stock as of the date of grant or the retirement date, whichever is less), and receive a cash payment for any amount remaining in his or her account after paying the applicable Option Price, or (ii) receive a cash payment equal to the balance in his or her account under the Purchase Plan. Failure to give timely notice to the Company is deemed an election to receive the cash payment.

         If a Participant's employment terminates due to death, the Participant's legal representative will have the same rights as those described above relating to a Participant's retirement upon reaching age 65, except the date of death replaces the retirement date.

         Restrictions on Transfer. No option granted under the Purchase Plan is transferable other than by will or the laws of descent and distribution. Each option is exercisable, during a Participant's lifetime, only by such Participant. In addition, if a Participant to whom an option is granted (i) exercises the option for shares of stock and (ii) is subject to Section 16 of the Exchange Act, then such Participant may not transfer or otherwise dispose of such stock for six months after the date of exercise of the underlying option.

         Anti-Dilution Provisions. The number of shares subject to the Plan, and the number and option price of shares subject to outstanding options under the Purchase Plan will be proportionately adjusted in the event of any subdivision, combination or reclassification of the Common Stock.

         Additionally, if the Company is not the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation (if any) assumes or substitutes new options for all then outstanding options granted under the Purchase Plan, (i) the date of exercise of all then outstanding options is accelerated to a date set by the Committee prior to the effective date of the transaction at issue,
(ii) a Participant (or his or her legal representative) may, at his or her election by written notice to the Company within three days after the accelerated exercise date, (x) receive a cash payment equal to the balance in his or her account under the Purchase Plan, (y) exercise the option in part to the extent of the balance then in his or her account under the Purchase Plan and receive a cash payment for the excess, or (z) exercise the option in full by making a cash deposit to the Company in an amount necessary to fully exercise the option and pay the related Option Price.

         Term of Purchase Plan. The Purchase Plan is effective upon its adoption by the Company's Board, subject to stockholder approval within 12 months thereafter. Except for options then outstanding, the Purchase Plan terminates upon the earlier of (i) the expiration of ten years or (ii) the point in time when no Common Stock reserved for issuance pursuant to options under the Purchase Plan are available.

         Amendments to the Purchase Plan. The Board has the right to amend the Purchase Plan at any time; provided, that no change in any granted option may be made which would impair the rights of a Participant without the consent of such Participant; and provided, further, without the approval of the stockholders, no amendment may be made which would (i) increase the aggregate number of shares for which options may be granted under the Purchase Plan (subject to the anti-dilution provisions), (ii) materially increase the benefits accruing to Participants under the Purchase Plan, (iii) change the class of individuals eligible to receive options under the Purchase Plan, (iv) cause the options to fail to qualify under Section 423 of the Code or (v) extend the term of the Purchase Plan.

        Tax Consequences. All payroll deductions under the Purchase Plan are on an after-tax basis, and thus, all amounts so withheld with respect to each Participant constitutes ordinary income to him and is subject to withholding by the Company in the taxable year withheld. The federal income tax consequences to the Participants and the Company are, with minor exceptions, identical to those described above for incentive stock options described under the Company's 1996 Stock Option Plan. The exceptions relate to (i) a Participant's receipt of cash (A) in lieu of fractional shares under the Purchase Plan or (B) upon distributions of the balance of his account upon his withdrawal from the Purchase Plan or otherwise, and (ii) recapture of ordinary income of the bargain element of the Option Price. A Participant's receipt of cash which relates to the balance of his account under the Purchase Plan will be tax-free to the Participant since such amounts were taxable as ordinary income at the time they were deducted from his pay. The ordinary income recapture is triggered on a disqualifying disposition of the Common Stock acquired on the exercise of an option granted under the Purchase Plan ("Option Stock") or on the death of the Participant while holding the Option Stock.

         The amount recognized as ordinary income on the occurrence of such events is the lesser of (i) the excess of the fair market value of the Option Stock at the date of grant, over the Option Price or (ii) the excess of the fair market value of the Option Stock at the time of disposition or death, over the Option Price. This formula has the effect of capping the ordinary income element to the actual gain realized on the triggering event. Further, where the Option Price is not fixed at the date of grant (as is the case under the Purchase Plan), for purposes of calculating the Option Price under (i) above, the price is determined as if the option were exercised on the date of grant.
The remainder of the gain on the disposition of the Option Stock, or the death of the Participant, that is not taxable as ordinary income is eligible for capital gain treatment. Even though the Participant is required to recognize ordinary compensation income under the situations described above, the Company is not entitled to a corresponding deduction for such amount.

        Securities Law Matters. Transactions under the Purchase Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Purchase Plan or action by the Board fails to so comply, such provision or action will be deemed null and void to the extent permitted by applicable law and deemed advisable by the Board. The Company intends to register under the Securities Act, the Common Stock reserved for issuance under the Purchase Plan on a registration statement on Form S-8. The Company intends to file such Form S-8 with the Securities and Exchange Commission after the Company's stockholders approve the Purchase Plan's adoption, and before any option first becomes exercisable.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADOPTION OF THE 1996 EMPLOYEE STOCK PURCHASE PLAN.

                             PROPOSED AMENDMENT TO
              INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         The Company's Board of Directors has approved and declared the advisability of amending the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 20,000,000. The amendment would change the first sentence of Article Fourth of the Company's Articles of Incorporation to be and read in its entirety as follows:

         The total number of shares of stock which the corporation shall have authority to issue is Twenty Million (20,000,000), all of which shall be common stock of the par value of One Cent ($.01) each.

         The purpose of the amendment is to provide the Company a sufficient number of shares of authorized Common Stock to cover issuances under existing director and employee stock compensation and option plans, outstanding options issued in connection with past business acquisitions by the Company, and issuances which the Company may make in the future in full or partial consideration for business acquisitions, to raise capital through public or private offerings, or to compensate its directors and employees. There remain only 1,350,603 shares of the Company's authorized Common Stock which are unissued and not already reserved for issuance for a specific purpose. As of the Record Date, there were 6,552,519 shares of Common Stock issued and outstanding. There are 1,128,000 shares of Common Stock reserved for issuance under director compensation and employee stock options and plans, and 968,878 shares reserved for issuance upon exercise of options granted in connection with past business acquisitions by the Company. Except as mentioned above, the Company currently has no specific plans or proposals for issuing the additional shares which are the subject of the proposed amendment. If the Company's stockholders approve the proposed amendment, the Company does not anticipate seeking stockholder approval in connection with specific issuances of additional authorized shares except to the extent required by law, and rules and regulations of exchanges or other markets upon which the Company's Common Stock may trade.

        The proposed amendment will not effect the existing rights of holders of Common Stock. Under Nevada law, since the Company's articles of incorporation do not deny preemptive rights, holders of Common Stock have preemptive rights to acquire unissued shares, treasury shares or securities convertible into such shares EXCEPT with respect to (i) shares issued to directors, officers or employees pursuant to approval by the affirmative vote of the holders of a majority of the shares entitled to vote or when authorized by a plan approved by such a vote of shareholders, (ii) shares sold for a consideration other than cash, (iii) shares issued at the same time that the shareholder who claims a preemptive right acquired his shares, (iv) shares issued as part of the same offering in which the shareholder who claims a preemptive right acquired his shares, (v) shares (or shares into which convertible securities may be converted) which upon issuance are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or (vi) shares of any class that is preferred or limited as to dividends or assets or to any obligations, unless convertible into Common Stock or carrying a right to subscribe to or acquire Common Stock. To the extent any preemptive right exists, it only is an opportunity to acquire shares or other securities upon such terms as the board of directors fixes for the purpose of providing a fair and reasonable opportunity for the exercise of such right. The Common Stock is registered under Section 12 of the Exchange Act and holders thereof will have no preemptive rights in respect of Common Stock issuances for so long as the Common Stock remains so registered.

         The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and on the voting power of existing holders of Common Stock. It also may adversely affect the market price of the Common Stock. However, the Company's financial performance and market price of the Common Stock may benefit from the issuance of additional shares in transactions which yield the Company additional assets, favorable business opportunities or additional working capital to pursue its business plans.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION INCREASING THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK TO 20,000,000.

                   APPOINTMENT OF GRANT THORNTON AS AUDITORS

         The Board of Directors recommends to stockholders the certified public accounting firm of Grant Thornton LLP to examine the Company's financial statements for the year ending December 31, 1996. Grant Thornton has served as the Company's independent accountants since 1992.

         The Company anticipates that representatives of Grant Thornton LLP will attend the annual meeting of stockholders and may make a statement if they desire to do so, and will also be available to respond to appropriate questions concerning the Company's financial statements.

         The Board of Directors has the authority to appoint the Company's auditors and has chosen to involve the stockholders in this appointment process. If the stockholders do not approve the appointment of Grant Thornton LLP, the Board will reconsider the selection of the Company's auditors and notwithstanding the stockholders' lack of approval, may elect to appoint Grant Thornton LLP as auditors of the Company for the year ending December 31, 1996.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPOINTMENT OF GRANT THORNTON LLP AS AUDITORS.

                                  MANAGEMENT

EXECUTIVE OFFICERS

         The executive officers of the Company serve at the pleasure of the Board of Directors and are subject to annual appointment by the Board. The Company has the following two executive officers:

         Howell H. Howard, age 68, is Chairman of the Board of Directors and a director of the Company. Further information regarding Mr. Howard is provided above under "Election of Directors--Nominees."

         Steven H. Mikel, age 44, is President, Chief Executive Officer, Acting Principal Financial and Accounting Officer and a director. Further information regarding Mr. Mikel is provided above under "Election of Directors--Nominees."

EXECUTIVE COMPENSATION

         The following table reflects all forms of compensation for Steven H. Mikel's services to the Company during the year ended December 31, 1995, his first year of employment by the Company. No other executive officer received salary and bonus which exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                               Long Term Compensation
                                                                           --------------------------------
                                            Annual Compensation                     Awards         Payouts
                                       ---------------------------------   ----------------------- --------
                                                                                        Securities
                                                                           Restricted   Underlying                All
                                                            Other Annual     Stock       Options/    LTIP        Other
  NAME AND PRINCIPAL POSITION  Year    Salary     Bonus     Compensation    Awards($)    SARs(#)    Payouts  Compensation(1)
  ---------------------------  ----    ------     -----     ------------    ---------    -------   --------  ---------------
  Steven H. Mikel              1995   $120,000    $10,000        --            --          --         --           $510
      President and Chief      1994      --          --          --            --          --         --
      Executive Officer        1993      --          --          --            --          --         --

_________________

(1) Consists of the value computed in accordance with Internal Revenue Service guidelines for premiums paid on term life insurance exceeding $50,000 in coverages. Substantially all employees of the Company are covered by term life insurance policies.

OPTION EXERCISES AND YEAR-END VALUES

         The following table sets forth information regarding unexercised options to purchase shares of the Common Stock at $1.00 per share which were granted to Mr. Mikel in December 1994. Mr. Mikel did not exercise any Common Stock options during 1995.

                                        Number of Securities Underlying               Value of Unexercised In-the-Money
                Name             Unexercised Options/SARs at December 31, 1995       Options/SARs at December 31, 1995(1)
           ---------------       ---------------------------------------------     --------------------------------------
                                    Exercisable          Unexercisable              Exercisable           Unexercisable
                                    -----------          -------------              -----------           -------------
           Steven H. Mikel              450,000           0                            $225,000                 0

(1) Based upon the last sales price of $1.50 per share on December 29, 1995 as reported in the consolidated reporting system for NASDAQ Small Cap Issues

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of March 31, 1996 the number of shares of the Company's Common Stock owned by each director and director nominee of the Company and all of the Company's directors and executive officers as a group. Based on publicly-available filings with the Securities and Exchange Commission, the Company knows of no person, other than the directors, nominees and executive officers listed below, who is the holder of more than five percent of its voting securities. Unless otherwise indicated, each holder has sole voting and investment power with respect to the shares of Common Stock owned by such holder, and is a United States citizen.

                                                           Amount and        Percent
                                                            Nature of           of
             Name of Beneficial Owner                 Beneficial Ownership    Class
- -------------------------------------------------- ------------------------  -------
B. Travis Basham  . . . . . . . . . . . . . . . .          610,807 (1)         9.2%

Thomas R. Fuller  . . . . . . . . . . . . . . . .          611,807 (2)         9.2%

Robert R. Hillery . . . . . . . . . . . . . . . .           46,878 (3)         0.7%

E. Ralph Hines, Jr. . . . . . . . . . . . . . . .           44,750 (4)         0.7%

Howell H. Howard  . . . . . . . . . . . . . . . .          452,417 (5)         6.9%

Steven H. Mikel . . . . . . . . . . . . . . . . .          500,000 (6)         7.1%

James E. Nielson  . . . . . . . . . . . . . . . .           23,000 (7)         0.4%

Donald H. Wiese, Jr.  . . . . . . . . . . . . . .          611,807 (8)         9.2%

Spencer L. Youngblood . . . . . . . . . . . . . .          610,807 (9)         9.2%

All Directors and Officers as a group (9 persons)        3,512,273(10)        47.7%

- ----------------------

(1) Includes 476,985 shares held by Venucot, Inc., a corporation controlled by Mr. Basham, and 7,924 and 69,576 shares issuable upon exercise of presently exercisable options held by Mr. Basham and Venucot, Inc., respectively.

(2) Includes 476,985 shares held by Michmatt, Inc., a corporation controlled by Mr. Fuller, and 7,924 and 69,576 shares issuable upon exercise of presently exercisable options held by Mr. Fuller and Michmatt, Inc., respectively.

(3) Includes 43,878 shares issuable upon exercise of presently exercisable options.

(4)      Includes 41,750 shares owned by Mr. Hines' wife.

(5) Includes 289,747 shares held in trusts of which Mr. Howard is a co-trustee and shares voting and dispositive power, and 7,874 shares owned by Mr. Howard's wife.

(6) Includes 450,000 shares issuable upon exercise of presently exercisable options. Excludes 10,000 shares issuable upon exercise of options which are not presently exercisable.

(7) Includes 4,000 shares held by Nielson & Associates, Inc., a corporation controlled by Mr. Nielson.

(8) Includes 476,985 shares held by DHW Energy, Inc. a corporation controlled by Mr. Wiese, and 7,924 and 69,576 shares issuable upon exercise of presently exercisable options held by Mr. Wiese and DHW Energy, Inc., respectively.

(9) Includes 476,985 shares held by Kona, Inc., a corporation controlled by Mr. Youngblood, and 7,924 and 69,576 shares issuable upon exercise of presently exercisable options held by Mr. Youngblood and Kona, Inc., respectively.

(10) Includes 803,878 shares issuable upon exercise of presently exercisable options. Excludes 10,000 shares issuable upon exercise of options which are not presently exercisable.

CERTAIN TRANSACTIONS

         Acquisition of Diverse Production Co. On April 6, 1995, the Company consummated the transactions contemplated by an Exchange Agreement ("Exchange Agreement") executed March 2, 1995 by and among Diverse Production Co., a Texas corporation since renamed SMC Production Co. ("DPC"), the stockholders of DPC and the Company. Pursuant to the Exchange Agreement, the Company acquired all of DPC's outstanding capital stock in consideration for issuing to DPC's stockholders an aggregate of 2,193,919 shares of Common Stock and options to acquire an additional 325,000 shares of Common Stock at any time before April 7, 2000 at an exercise price of $1.25 per share. The last sales price for the Common Stock on April 5, 1995 as reported in the consolidated reporting system for NASDAQ Small Cap Issues was $.9375. As part of the transactions contemplated by the Exchange Agreement, the Company has registered under the Securities Act the resale of Common Stock acquired by DPC's former stockholders pursuant thereto. DPC's former stockholders include Messrs. B. Travis Basham, Thomas R. Fuller, Donald H. Wiese, Jr. and Spencer L. Youngblood, each of whom became a director of the Company effective April 6, 1995.

        DPC's primary asset is its 15% general partner interest in Diverse GP III, a Texas general partnership ("DGP III") which acquires, explores for, develops and produces oil and natural gas. A non-operator, DGP III's principal assets are its working and royalty interests in oil and gas properties located in 11 of the continental United States, primarily in Texas, Louisiana and Oklahoma, and the Gulf of Mexico. DGP III's general partners other than DPC and their respective general partner interest in DGP III include Venucot, Inc. (controlled by Mr. Basham) (20.659% interest), Michmatt, Inc. (controlled by Mr. Fuller) (20.367% interest), DHW Energy, Inc. (controlled by Mr. Wiese) (20.659% interest), and Kona, Inc. (controlled by Mr. Youngblood) (20.659% interest).

         In connection with his efforts in initiating the transactions contemplated by the Exchange Agreement, Robert R. Hillery, a director of the Company, was granted a non-qualified stock option on April 6, 1995 exercisable at any time before April 7, 2000 to purchase 43,878 shares of the Company's Common Stock at $1.00 per share.

         Southern Links Group Joint Venture. Effective October 1, 1995, the Company formed the "Southern Links Group" joint venture with The Links Group, Inc., a Texas corporation controlled by Mr. Hillery ("LGI"). The venture is managed by the Company and was formed to jointly develop exploration prospects in the shallow offshore Texas state waters. The joint venture is structured to define, develop and market exploration prospects in this area to industry participants. In consideration of two-dimensional seismic studies and other data which LGI contributed to the venture, and LGI's personnel and efforts to pursue the venture's objectives, the Company paid LGI $75,000 in October 1995. The Company has agreed to pay all third party costs of the venture, including the purchase price of prospects. Any proceeds from the sale of prospects or oil and gas from such prospects is distributed 100% to the Company until it receives an amount equal to the return of its invested capital, after which time all such proceeds and property interests, if any, are to be distributed 75% to the Company and 25% to LGI. The initial term of the venture agreement expires on December 31, 1997 and generally automatically renews annually thereafter until either party gives notice of termination at least 60 days before the end of the calendar year.

        Participation Arrangement. The Company and other industry participants typically enter into a standard form of operating agreement on each prospect in which the Company participates. Pursuant to the terms of such an agreement, one of the other participating third parties is elected as operator and conducts the operations which include, but are not limited to, the drilling and completing of wells and the operating of producing wells. The Company participates in the Hub Field, which is operated by Moon-Hines-Tigrett Operating Co., Inc., a corporation controlled by director E. Ralph Hines, Jr. During the years ended December 31, 1995 and 1994, the Company's share of costs for the Hub Field amounted to $68,000 and $41,000, respectively, and related revenues for the same periods were $25,000 and $76,000, respectively.

                                 OTHER MATTERS

REQUIRED VOTE

         Only holders of Common Stock as of the Record Date will be entitled to vote in person or by proxy at the meeting. A majority of issued and outstanding shares of Common Stock as of the Record Date represented at the meeting in person or by proxy will constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Provided that a quorum is present at the meeting, (i) the nine director nominees who receive the greatest number of votes cast for election by stockholders entitled to vote therefore will be elected directors, (ii) the affirmative vote for approval of adoption of the Company's 1996 Stock Option Plan by a majority of shares entitled to vote thereon and present in person or by proxy will constitute stockholder approval thereof, (iii) the affirmative vote for approval of adoption of the Company's 1996 Employee Stock Purchase Plan by a majority of shares entitled to vote thereon and present in person or by proxy will constitute stockholder approval thereof, (iv) the affirmative vote for approval of the proposed amendment to the Company's Articles of Incorporation to increase the number of shares of authorized Common Stock to 20,000,000 by a majority of shares entitled to vote thereon will constitute approval thereof, and (v) the affirmative vote for approval of appointment of Grant Thornton as auditors by a majority of shares entitled to vote thereon and present in person or by proxy will constitute stockholder approval thereof. Votes withheld in connection with the election of one or more director nominees will not be counted as votes cast for such individuals. Abstentions and broker non-votes with respect to the 1996 Stock Option Plan, the 1996 Employee Stock Purchase Plan, the proposed amendment to the Company's Articles of Incorporation and Grant Thornton's appointment will have the same effect as a vote against approval thereof.
Votes will be tabulated and the results will be certified by the inspector of election who is required to resolve impartially any interpretive questions as to the conduct of the vote. In tabulating votes, a record will be made of the number of shares (i) voted for each nominee, (ii) with respect to which authority to vote for each nominee has been withheld, (iii) voted for, against and abstaining from approval of the 1996 Stock Option Plan's adoption, the 1996 Employee Stock Purchase Plan's adoption, the proposed amendment to the Company's Articles of Incorporation and Grant Thornton's appointment, and (iv) present at the meeting but not voting. Under Nevada law, stockholders will have no appraisal or similar dissenters' rights with respect to action on the 1996 Stock Option Plan, the 1996 Employee Stock Purchase Plan, the proposed amendment or the appointment of Grant Thornton.

OWNERSHIP REPORTS

         Under Section 16(a) of the Exchange Act, directors, certain officers, and beneficial owners of 10% or more of the Company's Common Stock ("Reporting Persons") are required from time to time to file with the Securities and Exchange Commission reports of ownership and changes of ownership. Reporting Persons are required to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of forms and written representations received from Reporting Persons by it with respect to the year ended December 31, 1995, the Company believes that all filing requirements applicable to the Company's officers, directors and greater than 10% stockholders have been met.

STOCKHOLDERS PROPOSALS

         Management anticipates that the Company's 1997 annual stockholders meeting will be held during May 1997. Any stockholder who wishes to submit a proposal for action to be included in the proxy statement and form of proxy relating to the Company's 1997 annual stockholders meeting must submit the proposal to the Company on or before January 17, 1997. Any such proposals should be timely sent by certified mail, return receipt requested, to the Secretary of the Company, 500 Dallas, Suite 2800, Houston, Texas 77002.

AVAILABILITY OF ANNUAL REPORT

         The Company is including herewith a copy of its annual report on Form 10-KSB for the fiscal year ended December 31, 1995, which has been filed with the Securities and Exchange Commission in Washington, D.C.

                                       By order of the Board of Directors,



                                       MARGIE EWALD
                                       Assistant Secretary
April __, 1996

                          SOUTHERN MINERAL CORPORATION

                             1996 STOCK OPTION PLAN

1.       PURPOSE OF THE PLAN

         This Southern Mineral Corporation 1996 Stock Option Plan (the "Plan") is intended to promote the interests of the Company by providing the officers and other key employees of the Company, who are largely responsible for the management, growth and protection of the business of the Company, with a proprietary interest in the Company.

2.       DEFINITIONS

         As used in the Plan, the following definitions apply to the terms indicated below:

         (a) "Board of Directors" or "Board" shall mean the Board of Directors of Southern Mineral Corporation.

         (b) "Cause," when used in connection with the termination of an Employee's employment with the Company, shall mean the termination of the Employee's employment by the Company by reason of (i) failure to perform the Employee's duties diligently and with reasonable care, which failure(s) the Board of Directors determines remains uncured thirty (30) days after the Board has caused written notice of such failure(s) to be delivered to the Employee;
(ii) use of drugs or alcohol that impairs the Employee's job performance; (iii) commission of an act of fraud or misappropriation against the Company or its affiliated entities; (iv) conviction of, or plea of no contest to, any felony, or to a misdemeanor involving moral turpitude; (v) the knowing engagement by the Participant in any direct, material conflict of interest with the Company without compliance with the Company's conflict of interest policy, if any, then in effect; (vi) the knowing engagement by the Participant, without the written approval of the Board of Directors of the Company, in any activity which competes with the business of the Company or which would result in a material injury to the Company; or (vii) the knowing engagement in any activity which would constitute a material violation of the provisions of the Company's insider trading policy or business ethics policy, if any, then in effect.

         (c) "Change in Control" shall mean the occurrence of any of the following events:

                 (i) any Person becomes, after the Effective Date of this Plan, the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities;

                 (ii) as a result of or in connection with a contested election of Directors, the persons who were Directors of the Company before such election shall cease to constitute a majority of the Board.

                 (iii) the Board of Directors determines in its sole and absolute discretion that there has been a change in control of the Company.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time. Reference in this Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any Regulations under such section.

         (e) "Committee" shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan, which shall be constituted so as to permit the Plan to comply with Rule 16b-3.

         (f) "Common Stock" shall mean the Company's common stock, par value $.01 per share.

         (g) "Company" shall mean Southern Mineral Corporation, a Nevada corporation, and each of its Subsidiaries and its successors.

         (h) "Employee" shall mean any person (including an officer or Director) who is an employee of the Company or any Parent or Subsidiary of the Company within the meaning of Section 3401(c) of the Code and the Regulations promulgated thereunder.

         (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         (j) the "Fair Market Value" of a share of Common Stock on any date shall be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion.

         (k) "Incentive Stock Option" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

         (l) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

         (m) "Option" shall mean an option to purchase shares of Common Stock of the Company granted pursuant to Section 6 hereof. Each Option shall be identified either as an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

         (n) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (o) "Participant" shall mean an Employee of the Company who is eligible to participate in the Plan and to whom an Option is granted pursuant to the Plan and his successors, heirs, executors and administrators, as the case may be, to the extent permitted hereby.

         (p)     "Person" shall mean a "person," as such term is defined in
Section 3(a)(9) and used in Sections 13(d) and 14(d) of the Exchange Act, respectively, and the rules and regulations in effect from time to time thereunder.

         (q) "Plan" shall mean this 1996 Stock Option Plan, as it may be amended from time to time.

         (r) "Regulations" shall mean all regulations promulgated pursuant to the Code.

         (s) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

         (t) "Subsidiary" or "Subsidiaries" shall mean any and all corporations in which at the pertinent time the Company owns, directly or indirectly, stock vested with more than fifty percent (50%) of the total combined voting power of all classes of stock of such corporation within the meaning of Section 424(f) of the Code.

3.       STOCK SUBJECT TO THE PLAN

         The Committee may grant Options under the Plan with respect to a number of shares of Common Stock that in the aggregate does not exceed 300,000 shares; provided, however, that if and whenever the Company effects a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock subject to the Plan automatically shall be proportionately increased or reduced accordingly. The Company will, during the term of this Plan, reserve and keep available for issuance a sufficient number of shares of Common Stock to satisfy the requirements of the Plan.

         If any outstanding Option expires, terminates or is canceled for any reason, the shares of Common Stock subject to the unexercised portion of such Option shall again be available for grant under the Plan.

         Shares of Common Stock issued under the Plan may be either newly issued or treasury shares, at the discretion of the Committee.

4.       ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Committee which shall consist of two or more persons each of whom shall be both (i) a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) promulgated under Section 16 of the Exchange Act and (ii) an "outside director" within the meaning of Section 162(m)(4)(C) of the Code and the Regulations promulgated thereunder. The Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time, the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members to fill any vacancies.

         The Committee shall from time to time designate the Participants who shall be granted Options and the amount and type of such Options. The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Option issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties.

         The Committee may, in its absolute discretion (i) accelerate the date on which any Option granted under the Plan becomes exercisable, or (ii) extend the date on which any Option granted under the Plan ceases to be exercisable.

         In addition, the Committee may, in its absolute discretion, grant Options to Participants on the condition that such Participants surrender to the Committee for cancellation such other Options (including, without limitation, Options with higher exercise prices) as the Committee specifies. Notwithstanding Section 3 hereof, Options granted on the condition of surrender of outstanding Options shall not count against the limits set forth in such
Section 3 until such time as such Options are surrendered.

         Except as provided in Section 6(f)(4) hereof, whether an authorized leave of absence or leave of absence for military or government service shall constitute termination of employment shall be determined by the Committee in its absolute discretion.

         No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other Director or Employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated from and against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, Director or Employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.       ELIGIBILITY

         The persons who shall be eligible to receive Options pursuant to the Plan shall be Employees who are largely responsible for the management, growth and protection of the business of the Company (including officers of the Company) as the Committee, in its absolute discretion, shall select from time to time.

6.       OPTIONS

         The Committee may grant Options pursuant to the Plan, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

         (a)     Identification of Options

         All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options.

         (b)     Exercise Price

         The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the minimum price required by law. Except as provided in Section 6(e) hereof, the exercise price of any Incentive Stock Option granted under the Plan shall be not less than one hundred percent

(100%) of the Fair Market Value of a share of Common Stock on the date on which such Incentive Stock Option is granted.

         (c)     Term and Exercise of Options

                           (1) Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the agreement evidencing the Option; provided, however, that (A) no Option shall be exercisable after the expiration of ten
                 (10) years from the date such Option was granted, subject to the restrictions set forth in Section 6(e)(2) relating to the grant of certain Incentive Stock Options, and (B) no Option shall be exercisable until six (6) months after the date of grant; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

                           (2) Each Option shall be exercisable in whole or in part with respect to whole shares of Common Stock. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. On the partial exercise of an Option, the agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(5) hereof.

                           (3) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no fewer than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreement evidencing the Option, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to the Participant. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or (ii) subject to the approval of the Committee, in shares of Common Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

                           (4) Any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a duly endorsed agreement evidencing such Option and instructions signed by the Participant requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due on such exercise and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.

                           (5)  Certificates for shares of Common Stock
                 purchased on the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised; provided, however, that such delivery shall be effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Participant. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option that does not constitute an Incentive Stock Option.

                           (6) During the lifetime of a Participant each Option granted to him shall be exercisable only by him or a broker-dealer acting on behalf of such Participant pursuant to
                 Section 6(c)(4) hereof. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         (d)     Limitations on Grant of Options

                           (1) No Participant may be granted Options for more than 100,000 shares of Common Stock during any Company fiscal year, such maximum number of shares subject to Options being referred to in this Plan as the "Annual Option Limitation".

                           (2) Solely for purposes of the Annual Option Limitation, shares of Common Stock subject to Options granted to a Participant hereunder which are (i) subsequently canceled shall continue to be counted against the 100,000 share Annual Option Limitation with respect to such Participant, and/or
                 (ii) subsequently amended to reduce the exercise price of such Options shall be deemed a cancellation of such original Options and the grant of a deemed new Option with respect to such Participant, resulting in both the deemed canceled Options and the new Options counting against the 100,000 share Annual Option Limitation with respect to such Participant.

         (e)     Limitations on Grant of Incentive Stock Options

                           (1) The aggregate Fair Market Value of shares of Common Stock (subject to adjustment in the same manner as provided in Section 7 with respect to shares of Common Stock subject to Options then outstanding) with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or of its Parent or any Subsidiary shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. If the aggregate Fair Market Value of shares of Common Stock underlying such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by Regulations promulgated under the Code (or any other authority having the force of Regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such Regulations (and authority), or if such Regulations (or authority) require or permit a designation of the Options which shall cease to constitute Incentive Stock Options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

                           (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary unless (i) the exercise price of such Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five (5) years from the date such Incentive Stock Option is granted.

         (f)     Effect of Termination of Employment

                           (1) If the Participant's employment with the Company terminates for any reason other than Cause, "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or by reason of the Participant's death (i) Options granted to Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of three (3) months after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

                           (2) If the Participant's employment with the Company terminates on account of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or on account of the Participant's death (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one (1) year after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

                           (3)  In the event of the termination of a
                 Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

                           (4) An Employee's employment with the Company shall be deemed terminated if the Employee's leave of absence (including, military or sick leave or other bona fide leave of absence) extends for more than 90 days and the Employee's continued employment with the Company is not guaranteed by contract or statute.

         (g)     Acceleration of Exercise Date Upon Change in Control

         Upon the occurrence of a Change in Control, the Committee (as constituted immediately prior to the Change in Control) shall determine, in its absolute discretion, whether each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan or whether each such Option shall continue to vest according to its terms.

7.       ADJUSTMENT ON CHANGES IN COMMON STOCK

         (a) Outstanding Options, Increase or Decrease in Issued Shares Without Consideration

         Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares and the exercise price per share of Common Stock subject to each outstanding Option. Conversion of any of the Company's convertible securities shall not be deemed to have been "effected without receipt of consideration by the Company."

         (b)     Outstanding Options, Certain Mergers

         Subject to any required action by the stockholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall entitle the Participant to acquire on exercise the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.

         (c)     Outstanding Options, Certain Other Transactions

         In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, a merger or consolidation involving the Company in which the Company is not the surviving corporation or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

                 (i) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Common Stock subject to such Option equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option; or

                 (ii) provide for the exchange of each Option outstanding immediately prior to such event (whether or not then exercisable) for an option on some or all of the property for which such Option is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option, or the number of shares or amount of property subject to the option or, if appropriate, provide for a cash payment to the Participant to whom such Option was granted in partial consideration for the exchange of the Option.

         (d)     Outstanding Options, Other Changes

         In the event of any change in the capitalization of the Company or corporate change other than those specifically referred to in Sections 7(a),
(b) or (c) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per share exercise price of each such Option as the Committee may consider appropriate to prevent dilution or enlargement of rights.

         (e)     No Other Rights

         Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Option or the exercise price of any Option.

8.       RIGHTS AS A STOCKHOLDER

         No Participant shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to an Option granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 7 hereof, no adjustment to any Option shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

9.       NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO OPTIONS

         Nothing contained in the Plan or any Option shall confer on any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of any such Participant from the rate in existence at the time of the grant of an Option.

         No Employee shall have any claim or right to receive an Option hereunder. The grant of an Option to a Participant by the Committee at any time shall neither require the Committee to grant an Option to such Participant or any other Participant or person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or person.

10.      SECURITIES MATTERS

         The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued as a result of the exercise of any Option granted hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the exercise of any Option granted hereunder unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange or quotation system on which shares of Common Stock are traded or quoted. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

         The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange or quotation system on which shares of Common Stock are traded or quoted. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

         It is intended that the Plan, transactions thereunder, and any Option granted under the Plan to Persons subject to Section 16 of the Exchange Act meet all applicable requirements of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Options granted) shall be deemed automatically to be incorporated by reference into the Plan insofar as Participants subject to
Section 16 are concerned.

11.      WITHHOLDING TAXES

         Whenever shares of Common Stock are to be issued on the exercise of an Option, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, prior to the delivery of any certificate or certificates for such shares.

12.      AMENDMENT OF THE PLAN

         The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, provided, however, that without approval of the holders of a majority of the Company's outstanding securities present in person or by proxy and entitled to vote at an annual or special meeting of stockholders (or such greater percentage as may be required by applicable law or the Company's articles of incorporation), no revision or amendment shall (i) increase the number of shares of Common Stock that may be issued under the Plan, except as provided in Sections 3 and 7 hereof, (ii) materially increase the benefits accruing to Participants, (iii) materially modify the requirements as to eligibility for participation in the Plan, (iv) increase the Annual Option Limitation set forth in Section 6(d) hereof, (v) extend the term of the Plan, or (vi) to decrease any authority granted to the Committee under the Plan in contravention of Rule 16b-3.

13.      NO OBLIGATION TO EXERCISE

         The grant to a Participant of an Option shall impose no obligation on such Participant to exercise such Option.

14.      TRANSFERS UPON DEATH

         On the death of a Participant, outstanding Options granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Option, or the right to exercise any Option, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Options that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of such Options.

15.      EXPENSES AND RECEIPTS

         The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Option will be used for general corporate purposes.

16.      FAILURE TO COMPLY

         In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Option, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Option, in whole or in part as the Committee, in its absolute discretion, may determine.

17.      NO RESTRICTION ON CORPORATE ACTION

         Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action that is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Option granted under the Plan. No Employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

18.      GOVERNING LAW

         This Plan shall be construed in accordance with the laws of the State of Texas.

19.      EFFECTIVE DATE AND TERM OF PLAN

         The Plan was adopted by the Board of Directors on February 22, 1996, subject to the approval by the stockholders of the Company, in accordance with applicable law, the requirements of Sections 422 and 162(m) of the Code and the requirements of Rule 16b-3 under Section 16(b) of the Exchange Act. Except with respect to Options then outstanding, the Plan shall terminate and no further Options shall be granted at the earlier of (i) the expiration of ten years from the date of its adoption by the Board, or (ii) the point in time when no shares of Common Stock reserved for issuance subject to Options granted under the Plan are available. Options may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, that each such grant shall be subject to such approval. If the Plan is not approved by the stockholders prior to February 22, 1997, then the Plan and all Options then outstanding hereunder shall automatically terminate and be of no further force and effect.

                          SOUTHERN MINERAL CORPORATION

                       1996 EMPLOYEE STOCK PURCHASE PLAN


1.       PURPOSE OF THE PLAN

         The purpose of the SOUTHERN MINERAL CORPORATION 1996 EMPLOYEE STOCK PURCHASE PLAN (the "PLAN") is to furnish to eligible employees an incentive to advance the best interests of SOUTHERN MINERAL CORPORATION (the "COMPANY") by providing a method whereby they may voluntarily purchase stock of the Company at a favorable price and upon favorable terms through the granting of options to purchase shares of the Company's common stock ("OPTION" or "OPTIONS"). The Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended from time to time (the "CODE").

2.       ADMINISTRATION OF THE PLAN

         The Plan shall be administered by a committee (the "COMMITTEE") of two or more directors of the Company appointed by the Board of Directors of the Company (the "BOARD"). Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time, the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with our without cause) and appoint new members to fill any vacancies.

         Subject to the provisions of the Plan, the Committee shall interpret the Plan and all options granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option granted under the Plan in the manner and to the extent that the Committee deems desirable to carry the Plan or any option into effect. Any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties. The act or determination of a majority of the Committee shall be deemed to be the act or determination of the Committee.

         Notwithstanding any provision in the Plan to the contrary, no options may be granted under the Plan to any member of the Committee during the term of his or her membership on the Committee. No person shall be eligible to serve on the Committee unless such a person is then a "DISINTERESTED PERSON" within the meaning of Rule 16b-3(c)(2)(i) of the Securities and Exchange Commission, promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), if and as such Rule is then in effect.

         No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated from and against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

3.       ELIGIBILITY

         All employees of the Company and those of any present or future subsidiary corporations of the Company (within the meaning of Section 424(f) of the Code), except for employees whose customary employment is less than 20 hours per week or for not more than five months in any calendar year, shall be eligible to participate in the Plan; provided, however, no option shall be granted to an employee if such employee, immediately after the option is granted, owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporation (within the meaning of Section 423(b)(3) and 424(d) of the Code). For purposes of the 5% stock ownership test, stock which an employee may purchase under outstanding options shall be treated as owned by such employee.

4.       STOCK SUBJECT TO THE PLAN

         Subject to the provisions of paragraph 11 (relating to adjustment upon changes in stock), the aggregate number of shares for which options may be granted under the Plan shall not exceed 300,000 shares of the Company's authorized common stock, par value $.01 per share ("STOCK"), which shares may be authorized but unissued shares or treasury shares or both. Should any option granted under the Plan expire or terminate prior to its exercise in full, the shares theretofore subject to such option may again be subject to an option granted under the Plan. Any shares which are not subject to outstanding options upon the termination of the Plan shall cease to be subject to the Plan.

5.       GRANT OF OPTIONS

         (a) General Statement; "date of grant"; "option period"; "date of exercise"

         Following the effective date of the Plan and continuing while the Plan remains in force, the Company shall offer options under the Plan to all eligible employees to purchase shares of Stock. Unless the Committee determines otherwise, these options shall be granted on January 1 and July 1 of each year (each of which dates is hereinafter referred to as a "DATE OF GRANT"). The term of each option is six months (each of which six month periods is hereinafter referred to as an "OPTION

PERIOD") which shall begin on a date of grant (the last day of each option period is hereinafter referred to as a "DATE OF EXERCISE"). The number of whole shares of Stock subject to each option shall be the quotient of (i) the total payroll deductions authorized by each participant (defined below) in accordance with subparagraph 6(b) as extended for the full applicable option period, divided by (ii) eighty-five percent (85%) of the "fair market value" (as defined in subparagraph 6(b)) per share of Stock as of the date of grant of such option, rounded down to the nearest whole share of Stock.

         (b)     Election to Participate; Payroll Deduction Authorization

         Except as provided in subparagraph 6(e), an eligible employee may participate in the Plan only by means of payroll deduction. Each eligible employee who elects to participate in the Plan shall deliver to the Company during the calendar month immediately preceding a date of grant a written payroll deduction authorization in a form prepared by the Company, whereby the employee gives notice of his or her election to participate in the Plan (the "PARTICIPANT") as of the next following date of grant, and whereby the employee designates a stated percentage to be deducted from his or her eligible compensation (defined below) on a monthly basis or for each of the Company's pay days (at the participant's election) and paid into the Plan for his or her account. The stated percentage may not be less than two percent (2%), nor greater than ten percent (10%), of the amount of eligible compensation (defined below) from which the deduction is made; provided, however, such stated percentage shall not exceed that amount, when considered with other options which may be granted under the Plan for the same calendar year, which will result in noncompliance with the $25,000 limitation stated in subparagraph 6(d).

         The term "ELIGIBLE COMPENSATION" means base rate of pay or base monthly salary on the date of grant. "ELIGIBLE COMPENSATION" does not include management incentives and bonuses, overtime, extended work-week premiums, or other special payments, fees, or allowances.

         (c)     Changes in Payroll Authorization

         The payroll deduction authorization referred to in subparagraph 6(b) may be reduced at any time during the option period by the employee by giving written notice to the Company that the employee's payroll deduction with respect to such option period shall thereafter be reduced to a specified percentage (subject to the limitations set forth in subparagraphs 6(b) and (d)) of the employee's eligible compensation. Such reduction shall be irrevocable.

         (d)     $25,000 Limitation

         No employee shall be granted an option under the Plan to the extent the grant of an option under the Plan would permit the employee's right to purchase Stock under the Plan and under all other employee stock purchase plans of the Company and its parent and subsidiary corporations (as such terms are defined in Section 424(e) and (f) of the Code) to accrue at a rate which exceeds

$25,000 of fair market value of Stock (determined at the time the option is granted) for each calendar year in which any such option granted to such employee (the "OPTIONEE") is outstanding at any time (within the meaning of Section 423(b)(8) of the Code). A right to purchase stock which has accrued under one option granted under the Plan may not be carried over to any other option pursuant to Section 423(b)(8)(C) of the Code.

         (e)     Leaves of Absence

         During leaves of absence (including military or sick leave or other bona fide leaves of absence) approved by the Company not exceeding 90 days and meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), a participant may continue participation in the Plan by cash payments to the Company on the participant's normal pay days equal to the reduction in the participant's payroll deductions caused by his or her leave.

6.       EXERCISE OF OPTIONS

         (a)     General Statement

         Unless a participant gives written notice to the Company to withdraw from the Plan pursuant to paragraph 7, each participant in the Plan automatically and without any act on the participant's part shall be deemed to have exercised his or her option on each date of exercise to the extent that the balance then in the participant's account under the Plan is sufficient to purchase at the "option price" (as defined in subparagraph 6(b)) whole shares of Stock subject to the participant's option. Any balance remaining in the participant's account after payment of the purchase price of those whole shares of Stock subject to the participant's option shall be refunded to the participant promptly. If the total number of shares for which options are exercised on any date of exercise exceeds the maximum number of remaining shares of Stock available to be issued pursuant to options under the Plan, the Company shall make a pro rata allocation of such shares of Stock available for delivery and distribution among the participants, in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable. Any balance remaining in the participant's account shall be refunded to the participant promptly after the purchase price for such pro rata shares of Stock has been credited to the account of each participant under the Plan. No participant shall have the right to exercise options with respect to fractional shares of Stock.

         (b)     "Option Price" Defined

         The option price per share of Stock to be paid by each optionee on each exercise of his or her option shall be a sum equal to eighty-five percent (85%) of the fair market value of the Stock on the date of exercise or on the date of grant of such option, whichever amount is less (the "OPTION PRICE"). For all purposes under the Plan, the "FAIR MARKET VALUE" of a share of Stock on any date shall be (i) the closing sales price on the immediately preceding business day of a share of Stock as reported on the principal securities exchange on which shares of Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Stock shall not be so reported, the fair market value of a share of Stock shall be determined by the Committee in its absolute discretion.

         (c)     Delivery of Stock Certificates

         The Company shall deliver to each optionee a certificate issued in the optionee's name for the number of whole shares of Stock with respect to which his or her option was exercised and for which the optionee has paid the option price. The certificate shall be delivered as soon as practicable following the date of exercise. In the event the Company is required to obtain from any commission or agency authority to issue any such certificate, the Company shall seek to obtain such authority. Inability of the Company to obtain from any such commission or agency authority which counsel for the Company deems necessary for the lawful issuance of any such certificate shall relieve the Company from liability to any participant in the Plan except to return to the participant the amount of the balance in his or her account.

7.       WITHDRAWAL FROM THE PLAN

         (a)     General Statement

         Any participant may withdraw in whole from the Plan at any time. Partial withdrawals shall not be permitted. A participant who wishes to withdraw from the Plan must deliver to the Company a notice of withdrawal in a form prepared by the Company. The Company, promptly following the time when the notice of withdrawal is delivered, shall refund to the participant the amount of the balance in the participant's account under the Plan; and thereupon, automatically and without any further act on his or her part, the participant's payroll deduction authorization, the participant's interest in the Plan, and the participant's options under the Plan shall terminate.

         (b)     Eligibility Following Withdrawal

         A participant who withdraws from the Plan shall be eligible to participate again in the Plan upon expiration of the option period during which the participant withdrew (provided that the participant is otherwise eligible to participate in the Plan at such time). Notwithstanding the foregoing, if the withdrawing participant is subject to Section 16 of the Exchange Act, such participant shall not again be eligible to participate in the Plan until six months after the date of his or her withdrawal.

8.       TERMINATION OF EMPLOYMENT

         (a)     Termination of Employment Other Than by Retirement or Death

         If the employment of a participant terminates other than by retirement or death, his or her participation in the Plan automatically and without any act on his or her part shall terminate as of the date of the termination of the participant's employment. The Company shall promptly refund to the participant the amount of the balance in the participant's account under the Plan, and thereupon his or her interest in the Plan and options under the Plan shall terminate.

         (b)     Termination by Retirement

         A participant who retires on or after his or her attainment of age 65 may, at the participant's election by written notice to the Company, exercise his or her outstanding options granted under the Plan as of the participant's retirement date. Pursuant to such written request, the Company shall apply the balance in the participant's account under the Plan to the purchase of whole shares of Stock, at the option price, and refund the excess in the account, if any, to the participant. If the participant elects to exercise his or her options, the date of his or her retirement shall be deemed to be the date of exercise for the purpose of computing the number of outstanding options and the option price per share of Stock. The Company shall also deliver to such participant a certificate issued in the participant's name pursuant to subparagraph 6(c) for the number of whole shares of Stock with respect to which his or her options were exercised and for which the participant has paid the option price. In lieu of exercising his or her options under the Plan, the participant may, by written notice to the Company, request payment of the balance in his or her account under the Plan, in which event the Company shall promptly make such payment, and thereupon the participant's interest in the Plan and the participant's options under the Plan shall terminate. If the Company does not receive either notice referred to above in this subparagraph 8(b) within 90 days of the participant's retirement date, the participant shall be conclusively presumed to have requested the payment of the balance of his or her account.

         (c)     Termination by Death

         If the employment of a participant is terminated by the participant's death, the executor of the participant's will or the administrator of the participant's estate may, by written notice to the Company, exercise the participant's outstanding options granted under the Plan as of the date of the participant's death. Pursuant to such written request the Company shall apply the balance in the participant's account under the Plan to the purchase of whole shares of Stock, at the option price, and refund the excess in the account, if any, to such executor or administrator. If the executor of the participant's will or the administrator of the participant's estate elects to exercise the participant's options, the date of the participant's death shall be deemed to be the date of exercise for the purpose of computing the number of outstanding options and the option price per share of Stock. The Company shall also deliver to such participant's executor or administrator a certificate issued in the name of the participant's estate pursuant to subparagraph 6(c) for the number of whole shares of Stock with respect to which the participant's options were exercised and for which the participant has paid the option price. In lieu of exercising the participant's options under the Plan, the participant's executor or administrator may, by written notice to the Company, request payment of the balance in the participant's account under the Plan, in which event the Company shall promptly make such payment, and thereupon the participant's interest in the Plan and the participant's options under the Plan shall terminate. If the Company does not receive either notice referred to above in this subparagraph 8(c) within 90 days of the participant's death, the participant's executor or administrator shall be conclusively presumed to have requested the payment of the balance of the participant's account.

9.       RESTRICTION ON TRANSFER AND EXERCISE

         An option granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution. Each option shall be exercisable, during the participant's lifetime, only by the employee to whom the option was granted. The Company shall not recognize and shall be under no duty to recognize any assignment or purported assignment by an employee of his or her option or of any rights under his or her option.

         If an employee to whom an option has been granted (i) exercises such option for shares of Stock and (ii) is subject to Section 16 of the Exchange Act, then such employee may not transfer or otherwise dispose of any of such stock for six months from the date of exercise of the underlying option.

10.      NO RIGHTS OF STOCKHOLDER UNTIL CERTIFICATE ISSUED

         With respect to shares of Stock subject to an option, an optionee shall not be deemed to be a stockholder, and the optionee shall not have any of the rights or privileges of a stockholder. An optionee shall have the rights and privileges of a stockholder when, but not until, a certificate for shares has been issued to the optionee following exercise of his or her option.

11.      CHANGES IN STOCK ADJUSTMENTS

         Whenever any change is made in the Stock, by reason of a stock dividend or by reason of subdivision, combinations, or reclassification of shares, appropriate action will be taken by the Board to adjust accordingly the number of shares subject to the Plan and the number and option price of shares subject to options outstanding under the Plan.

         If the Company shall not be the surviving corporation in any merger or consolidation (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), or if the Company is to be dissolved or liquidated, then, unless a surviving corporation assumes or substitutes new options (within the meaning of Section 424(a) of the Code) for all options then outstanding, (i) the date of exercise for all options then outstanding shall be accelerated to dates fixed by the Committee prior to the effective date of such merger or consolidation or such dissolution or liquidation, (ii) a participant (or his or her legal representative) may, at the participant's (or legal representative's) election by written notice to the Company, either (x) withdraw from the Plan pursuant to paragraph 7 and receive a refund from the Company in the amount of the balance in the participant's account under the Plan, (y) exercise a portion of his or her outstanding options as of such exercise date to purchase whole shares of Stock, at the option price, to the extent of the balance in the participant's account under the Plan or (z) exercise in full his or her outstanding option as of such exercise date to purchase whole shares of Stock, at the option price, which exercise shall require such participant (or legal representative) to make a cash deposit as of the date of exercise in an amount sufficient to fully exercise the option and pay the related option price, and (iii) upon such effective date any unexercised option shall expire. The date the Committee selects for the exercise date under the preceding sentence shall be deemed to be the exercise date for purposes of computing the option price per share of Stock. If the participant (or legal representative) elects to exercise all or any portion of the options, the Company shall deliver to such participant (or legal representative) a certificate issued in the respective participant's (or legal representative's) name pursuant to subparagraph 6(c) for the number of whole shares of Stock with respect to which such options were exercised and for which such participant (or legal representative) has paid the option price, and refund the excess in the account, if any, to the respective participant (or legal representative). If the participant (or legal representative) fails to provide the notice set forth above within three days after the exercise date selected by the Committee under this paragraph 11, the participant (or legal representative) shall be conclusively presumed to have requested to withdraw from the Plan and receive payment of the balance of his or her account.

12.      PLAN EXPENSES; USE OF FUNDS; NO INTEREST PAID

         The expenses of the Plan shall be paid by the Company. All funds received or held by the Company under the Plan shall be included in the general funds of the expenses the Company free of any trust or other restriction, and may be used for any corporate purpose. No interest shall be paid to any participant or credited to his account under the Plan.

13.      TERM OF THE PLAN

         The Plan shall be effective upon the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company within 12 months thereafter. Except with respect to options then outstanding, if not terminated sooner under the provisions of paragraph 14, the Plan shall terminate and no further options shall be granted at the earlier of (i) the expiration of ten years from the date of its adoption by the Board, or (ii) the point in time when no shares of Stock reserved for issuance pursuant to options granted under the Plan are available.

14.      AMENDMENT OR TERMINATION OF THE PLAN

         The Board in its discretion may terminate the Plan at any time with respect to any shares for which options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change in any option theretofore granted may be made which would impair the rights of the optionee without the consent of such optionee; and provided, further, that the Board may not make any alteration or amendment which would materially increase the benefits accruing to participants under the Plan, increase the aggregate number of shares for which options may be granted pursuant to the provisions of the Plan (other than as a result of the anti-dilution provisions of paragraph 11), change the class of individuals eligible to receive options under the Plan, extend the term of the Plan, cause options issued under the Plan to fail to meet the requirements of employee stock purchase options as defined in Section 423 of the Code, or otherwise modify the requirements as to eligibility for participation in the Plan without the approval of the stockholders of the Company.

15.      SECURITIES LAWS

         The Company shall not be obligated to issue any Stock pursuant to any option granted under the Plan at any time when the shares covered by such option have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares.

16.      NO RESTRICTION ON CORPORATE ACTION

         Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action which is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

                                PRELIMINARY COPY



                          SOUTHERN MINERAL CORPORATION

           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 1996

         The undersigned hereby appoints Howell H. Howard and Steven H. Mikel, and each of them, either one of whom may act without joinder of the other, each with full power of substitution and ratification, attorneys and proxies of the undersigned to vote all shares of Southern Mineral Corporation which the undersigned is entitled to vote at the annual meeting of stockholders to be held at The DoubleTree Hotel, 400 Dallas, Houston, Texas on Wednesday, May 15, 1996 at 8:30 a.m., Houston, Texas time, and at any adjournment thereof.

     1.  [ ]     FOR election (except as indicated below) as directors:  B.
                 Travis Basham, Thomas R. Fuller, Robert R. Hillery, E. Ralph
                 Hines, Jr., Howell H. Howard, Steven H. Mikel, James E.
                 Nielson, Donald H. Wiese, Jr. and Spencer L. Youngblood.

                 INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line below:

                 _______________________________________________________________
         [ ]     WITHHOLD authority to vote for all nominees listed above.

         FOR     AGAINST  ABSTAIN
     2.  [ ]        [ ]      [ ]  Approval of 1996 Stock Option Plan.

         FOR     AGAINST  ABSTAIN
     3.  [ ]        [ ]      [ ]  Approval of 1996 Employee Stock Purchase Plan.

         FOR     AGAINST  ABSTAIN
     4.  [ ]        [ ]      [ ]  Approval of amendment to Articles of
                                  Incorporation increasing authorized Common
                                  Stock to 20,000,000 shares.

         FOR     AGAINST  ABSTAIN
     5.  [ ]        [ ]      [ ]  Appointment of Grant Thornton as auditors for
                                  year ending December 31, 1996.

                            Continued on other side





                           Continued from other side

     6. In their discretion, upon such other matters (including procedural and other matters relating to the conduct of the meeting) which may properly come before the meeting and any adjournment thereof.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO CONTRARY SPECIFICATION IS MADE, THEN THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NINE DIRECTOR NOMINEES NAMED IN ITEM 1 AND FOR EACH OF THE PROPOSALS IDENTIFIED IN ITEMS 2, 3, 4 AND 5.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished herewith. PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY in the enclosed, pre-addressed stamped envelope.

                                 Dated this ____day of ________, 1996.
                                 _________________________________
                                 _________________________________
                                 Signature(s) of Stockholder

                                 Please sign exactly as your name appears on your stock certificate. When signing as executor, administrator, trustee or other representative, please give your full title. All joint owners should sign.





















































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